Exhibit 99.32

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-D

KEY PERFORMANCE FACTORS
September 30, 1999



Expected B Maturity 7/15/2003


Blended Coupon 5.8248%


Excess Protection Level
3 Month Average   6.05%
September, 1999   5.94%
August, 1999   6.08%
July, 1999   6.14%


Cash Yield18.00%


Investor Charge Offs 4.60%


Base Rate 7.46%


Over 30 Day Delinquency 4.90%


Seller's Interest 6.99%


Total Payment Rate14.16%


Total Principal Balance$45,780,732,257.76


 Investor Participation Amount$559,000,000.00


Seller Participation Amount$3,198,912,739.27